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Exhibit 10.8

AMENDMENT #1 TO LEASE AGREEMENT

        WHEREAS, UNITED STATES PROFESSIONAL TENNIS ASSOCIATION, hereinafter called "Landlord," and GLOBAL GEOPHYSICAL SERVICES, INC., hereinafter called "Tenant," entered into a Lease Agreement dated the 4th day of November, 2004 for approximately 4,500 square feet of rentable area located in the 3535 Briarpark Office Building, 3535 Briarpark, Suite 200, Houston, Texas, said Lease Agreement commencing November 5, 2004 and expiring February 28, 2005.

        NOW THEREFORE, in consideration of the mutual promises and covenants herein contained, Landlord and Tenant agree to further amend said Lease Agreement, as follows:

  1.
  Lease Expiration:    Landlord and Tenant hereby agree to extend the expiration date of said Lease Agreement through July 31, 2005.

  2.
  Leased Premises:    Leased area shall be increased to include the unoccupied area within Suite 200 for a total of 6,012 square feet of rentable area.

  3.
  Base Rent:    The monthly rental for Suite 200 will be increased to $4,500.00 per month beginning March 1, 2005 as specified in paragraph nine (9), "Expansion Option" of the Lease Agreement.

  4.
  Option Space:    Tenant will have the option, subject to prior leasing, to lease Suite 201 consisting of 2,441 sf, on an "as-is" basis, with a rental rate of $9.00 psf with monthly rental payments of $1,830.75.

  5.
  Parking:    Tenant is authorized to park 13 (thirteen) vehicles in the general surface parking area.

  6.
  Expansion Options:    Landlord will lease any vacant space, subject to prior leasing, on a month-to-month basis for Tenant's short term projects with terms mutually agreeable between all parties.

        EXCEPT as hereby amended, Landlord and Tenant do hereby ratify and affirm the terms, conditions and covenants of said Lease Agreement and Amendments.

        Dated this the        day of                        , 2005.

LANDLORD:	TENANT:
UNITED STATES PROFESSIONAL TENNIS ASSOCIATION	GLOBAL GEOPHYSICAL SERVICES, INC.
By:	By:
Title:	Title:

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  Exhibit 10.8
AMENDMENT #1 TO LEASE AGREEMENT